EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) /  /


                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                                 Guy Rounsaville
                            Executive Vice President
                                 General Counsel
                            Telephone: (312) 904-5469
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------
                                    Crane Co.
               (Exact name of obligor as specified in its charter)

             Delaware                                          13-1952290
   (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                            Identification No.)


        100 First Stamford Place                                   06902
          Stamford, Connecticut
  (Address of principal executive offices)                       (Zip Code)

                             -----------------------
                                 Debt Securities
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  1. Comptroller of the Currency, Washington D.C.

                  2. Federal Deposit Insurance Corporation, Washington, D.C.

                  3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable




















*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 to Form T-1 filed as
                           Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

                  2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed as
                           Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

                  5.       Not applicable.

                  6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.       Not applicable.

                  9.       Not applicable.



                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 7th day of May, 2007.

                                         LASALLE BANK NATIONAL ASSOCIATION


                                           By: /s/ Russell C. Bergman
                                               ---------------------------------
                                               Name:  Russell C. Bergman
                                               Title: First Vice President


                                                                                                 Exhibit 7

LaSalle Bank N.A.               Call Date:       12/31/2006       ST-BK:  17-1520        FFIEC      031
135 South LaSalle Street                                                                 Page   RC-1
Chicago, IL  60603              Vendor ID: D                      CERT:  15407             11

Transit Number:  71000505


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND

STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2006

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
                  Cash and balances due from depository institutions
              1.  (from Schedule RC-A):                                               RCFD
                                                                                      ----
                  a. Noninterest-bearing balances and currency and coin (1)            0081     2,229,087      1.a
                  b. Interest-bearing balances (2)                                     0071        10,729      1.b

              2. Securities:
                  a. Held-to-maturity securities (from Schedule RC-B, column A)        1754        51,616      2.a
                  b. Available-for-sale securities (from Schedule RC-B, column D)      1773    20,599,408      2.b

              3. Federal funds sold and  securities  purchased  under
                 agreements to resell
                  a. Federal funds sold in domestic offices                            B987       316,355      3.a
                  b. Securities purchased under agreements to resell (3)               B989       165,943      3.b

              4. Loans and lease financing receivables (from schedule RC-C)
                  a. Loans and leases held for sale                                    5369     1,913,918      4.a
                  b. Loans and leases, net of unearned income                          B528    42,909,034
                  c. LESS: Allowance for loan and lease losses                         3123       666,554      4.c
                  d. Loans and leases, net of unearned income,
                     allowance, and reserve (item 4.a minus 4.b and 4.c)               B529    42,242,480      4.d
              5.  Trading assets (from Schedule RC-D)                                  3545     1,862,146      5.
              6.  Premises and fixed assets (including capitalized leases)             2145       245,605      6.
                  Other real estate owned (from
              7.  Schedule RC-M)                                                       2150        17,138      7.
                  Investments in unconsolidated subsidiaries and associated
              8.  companies (from Schedule RC-M)                                       2130             0
              9.  Not applicable
             10.  Intangible assets (from Schedule RC-M)
                  a. Goodwill                                                          3163       165,599      10.a
                  b. Other Intangible assets                                           0426             0      10.b
             11.  Other assets (from Schedule RC-F)                                    2160     3,146,505      11.
             12.  Total assets (sum of items 1 through 11)                             2170    72,966,529      12.

-----------------------------------------------------------------------------------------------------------------------------
(1)  Includes  cash items in process of  collection  and  unposted  debits.
(2)  Includes time certificates of deposit not held for trading.
(3)  Includes all securities  resale  agreements in domestic and foreign offices, regardless of maturity.


                                                                                 Exhibit 7

LaSalle Bank N.A.               Call Date: 12/31/2006             ST-BK:  17-1520        FFIEC 031

135 South LaSalle Street                                                                 Page    RC-2

Chicago, IL  60603              Vendor ID: D                      CERT:  15407             12

Transit Number:  71000505


SCHEDULE RC - CONTINUED



                                                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                           RCON
                                                                                      ----
                       13.   Deposits:
                             a. In domestic  offices (sum of totals of columns A
                                and C from Schedule RC-E, part I)                      2200     34,170,104      13.a
                                                                        RCON
                                                                        ----
                                 (1) Noninterest-bearing (1)             6631                    7,231,037      13.a.1
                                 (2) Interest-bearing                    6636                   26,939,067      13.a.2

                                                                                       RCFN
                                                                                       ----
                             b.  In foreign offices, Edge and Agreement
                                 subsidiaries, and IBFs (from Schedule
                                 RC-E, part II)                                        2200      9,613,111      13.b
                                                                          RCFN
                                                                          ----
                                 (1) Noninterest-bearing                  6631                            0     13.b.1
                                 (2) Interest-bearing                     6636                    9,613,111     13.b.2

                                                                          RCON
                                                                          ----
                       14.   Federal funds  purchased and  securities
                             sold under agreements to repurchase:
                             a. Federal funds purchased in domestic
                               offices (2)                                B993                    3,880,981      14.a
                                                                          RCFD
                                                                          ----
                             b. Securities sold under agreements to
                               repurchase (3)                             B995                    1,882,664      14.b

                       15.   Trading liabilities (from Schedule RC-D)     3548                      375,453      15
                             Other borrowed money (includes mortgage
                       16.   indebtedness and obligations under
                             capitalized leases): From schedule RC-M      3190                   11,938,091      16
                       17.  Not applicable
                       18.  Not applicable
                       19.  Subordinated notes and debentures (4)         3200                      540,000      19.
                       20.  Other liabilities (from Schedule RC-G)        2930                    3,509,032      20.
                       21.  Total liabilities (sum of items 13
                            through 20)                                   2948                   65,909,436      21.
                       22.  Minority Interest in consolidated
                            subsidiaries                                  3000                       63,441      22.

EQUITY CAPITAL
                                                                          RCFD
                                                                          ----
                       23.  Perpetual preferred stock and related
                            surplus                                       3838                      500,000      23.
                       24.  Common stock                                  3230                       41,234      24.
                       25.  Surplus (exclude all surplus related
                            to preferred stock)                             39                    2,010,375      25.
                       26.  a. Retained Earnings                          3632                    4,208,586      26.a
                            b. Accumulated Other Comprehensive
                               income.(5)                                 B530                      233,457      26.b
                       27.  Other Equity capital components (6)           3284                            0      27.
                       28.  Total equity capital (sum of items 23
                            through 27)                                   3210                    6,993,652      28.
                            Total liabilities, minority interest, and
                            equity capital (sum of items 21, 22, and
                       29.  28)                                           3300                   72,966,529      29.


MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
                                                                                      RCFD           Number
                                                                                      ----           ------
                             Indicate  in the box at the right the number of the
                             statement   below  that  best  describes  the  most
                             comprehensive  level of auditing work performed for
                             the bank by
                         1.  independent external auditors as of any date during
                             2001                                                     6724            N/A         M.1


                                                                                        4 = Directors' examination of the bank
                                                                                            conducted in accordance with
                                                                                            generally accepted auditing standards
                                                                                            by a certified accounting firm.
1 =                          Independent audit of the bank conducted in accordance
                             with  generally  accepted  auditing  standards by a
                             certified  public accounting firm which submits a
                             report on the bank
2 =                          Independent audit of the bank's parent holding company     5 = Directors' examination of the bank
                             conducted in accordance with generally accepted auditing       performed by other external auditors
                             standards by a certified public accounting firm which          (may be required by state chartering
                             submits a report on the consolidated holding company           authority)
                             (but not on the bank separately)
                             Attestation on bank managements assertion on the           6 = Review of the bank's financial
                             effectiveness of the banks inernal control over financial      statements by external auditors)
3 =                          reporting by a certified public accounting firm.
                             with generally accepted auditing standards by a certified  7 = Compilation of the bank's
                             public accounting firm                                         financial statemetns by external
                                                                                            auditors
                                                                                        8 = Other audit procedures (excluding
                                                                                            tax preparation work)
                                                                                        9 = No external audit work

--------------------------------------------------------------------------------
(1) Includes  total  demand  deposits and  noninterest-bearing  time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC,  item 16  "other  borrowed  money."
(3) Includes  all  securities  repurchased  agreements  in domestic  and  foreign offices,  regardless  of  maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes  net  unrealized  holding  gains(losses)  on  available  for  sale  securities,  accumulated  net gains
    (losses) on cash flow  hedges,  cumulative  foreign  currency  translation  adjustments,   and  minimum  pension
    liability  adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership plan shares.

